UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): May 20, 2013
Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 44 (0) 20 7659 4660
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1
Item 5.07 Submission of Matters to a Vote of Security Holders	1
Item 9.01 Financial Statements and Exhibits	3
SIGNATURE	4
EXHIBIT INDEX	5

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) 2005 Supplemental Executive Retirement Plan
    On May 21, 2013, the Compensation Committee and the Board of Directors of Ensco plc (the "Company") approved and adopted Amendment No. 5, dated May 21, 2013 and effective October 1, 2013 (the "Amendment"), to the Ensco 2005 Supplemental Executive Retirement Plan (As Amended and Restated Effective January 1, 2005) (the "2005 SERP"). The Amendment to the 2005 SERP allows for the following:

•	participants may elect to defer distribution (either lump sum or commencement of installments) for up to 60 months as opposed to 24 months;

•	participants may revise initial elections up to two times rather than only once;

•	participants may elect to receive installment payments for a minimum of 12 months and up to a maximum of 120 months, as opposed to a maximum of 60 months; and

•	participants may change the initial election to receive a lump sum instead of installments as opposed to having only the option of electing to receive installments instead of a lump sum.

Pursuant to section 409A of the Internal Revenue Code, current 2005 SERP participants will remain subject to the "one year/5 year rule" which stipulates that any subsequent election by a participant to change the timing of a distribution will be subject to a one year waiting period for the revised election to be effective; and a minimum additional deferral period of 5 years from the date of the original deferral period.

The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) The Company held its 2013 annual general meeting of shareholders in London, England on May 20, 2013.
(b) There were 232,867,842 Class A ordinary shares (“shares”) entitled to vote at the meeting based on the March 28, 2013 record date, of which 198,668,504 shares, or approximately 85%, were present and voting in person or by proxy. The following matters, detailed descriptions of which are contained in the Company’s proxy statement dated April 4, 2013, were voted on at the meeting:

(i) To re-elect Francis S. Kalman as a director of the Company:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
183,097,604	1,240,759	252,521	14,077,620

(ii) To elect Roxanne J. Decyk as a director of the Company:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
183,053,790	1,283,304	253,790	14,077,620

(iii) To elect Mary Francis CBE as a director of the Company:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
183,042,280	1,291,707	256,897	14,077,620

(iv) To ratify the Audit Committee’s appointment of KPMG LLP as the Company’s U.S. independent registered public accounting firm for the year ended 31 December 2013:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
197,097,317	1,306,644	264,543	N/A

(v) To re-appoint KPMG Audit Plc as the Company’s U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company):

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
197,088,802	1,311,120	268,582	N/A

(vi) To authorize the Audit Committee to determine the Company's U.K. statutory auditors' remuneration:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
198,011,127	362,990	294,387	N/A

(vii) A non-binding advisory vote to approve the compensation of the Company's named executive officers:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
170,329,120	13,182,349	1,079,415	14,077,620

(viii) A non-binding vote to approve the Directors' Remuneration Report for the year ended 31 December 2012:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
175,046,230	8,315,423	1,229,231	14,077,620

(ix) A non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended 31 December 2012:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
197,784,872	166,372	717,260	N/A

(x) To adopt the Articles of Association (produced at the meeting and initialed by the Chairman for the purpose of identification) as the Articles of Association of the Company, in substitution for and to the exclusion of the existing Articles of Association, with effect from the conclusion of the meeting, which would declassify the Company's Board and effectuate certain other non-substantive changes relating to the conversion of the Company's American Depositary Shares to Class A ordinary shares:
:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
184,162,735	102,752	325,397	14,077,620

(xi) To (i) approve the terms of the proposed purchase agreement or agreements (produced at the meeting and initialed by the Chairman for the purpose of identification) providing for the purchase by the Company of shares for up to a maximum of US$2 billion in aggregate from one or more financial intermediaries (each acting as principal) who are not shareholders of the Company holding shares to which this resolution relates (or to the extent that they are, the voting rights attaching to any shares held by them will not count towards this resolution) and (ii) authorise the Company to make off-market purchases of Class A ordinary shares pursuant to such agreement or agreements. The authority conferred by this resolution xi will, unless varied, revoked or renewed by the shareholders prior to such time, expire five years after the date of the passing of this resolution:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
182,254,450	1,565,499	770,935	14,077,620

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 5 to the Ensco 2005 Amended and Restated Supplemental Executive Retirement Plan (dated May 21, 2013 and effective October 1, 2013).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: May 24, 2013	/s/ ROBERT W. EDWARDS III Robert W. Edwards III Controller

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 5 to the Ensco 2005 Amended and Restated Supplemental Executive Retirement Plan (dated May 21, 2013 and effective October 1, 2013).